Exhibit 10.22

WARRANT

TO PURCHASE SHARES OF COMMON STOCK

HIGH ROLLER TECHNOLOGIES, INC.

A Delaware Corporation

THIS WARRANT, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “WARRANT SHARES”), HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THIS WARRANT OR WARRANT SHARES, SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSELTO THE TRANSFEROR TO SUCH EFFECT.

Warrant No.:	June 30, 2022
Las Vegas, Nevada

THIS CERTIFIES THAT, effective as of June 30, 2022 (the “Effective Date”), Spike Up Media, LLC, a [            ] limited liability company, or its permitted registered assigns (the “Holder”), is entitled to purchase from High Roller Technologies, Inc., a Delaware corporation (the “Company”) up to a total of 155,000 shares of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price of $0.60 per share (as adjusted from time to time as provided in Section 2 herein)(the “Exercise Price”), at any time and from time to time from on or after the Effective Date (the “Trigger Date”) and through and including 5:00 P.M., prevailing Pacific time, on June 30], 2027 (the “Expiration Date”), and subject to the following terms and conditions:

1.	Exercise Rights.

(a)         Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time during the term hereof, in whole or in part commencing on the Effective Date, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal to the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer or delivery of a check payable to the order of the Company, or any combination of the foregoing, to the principal offices of the Company. The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section. Upon such exercise, the Holder will be deemed a shareholder of record of those Warrant Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares). If this Warrant is to be exercised in respect of less than all of the Warrant Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

(b)          Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSELTO THE TRANSFEROR TO SUCH EFFECT.

(c)          Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

(d)          Expiration of Warrant. This Warrant shall expire at 5:00 p.m. Pacific Standard Time on  June 30, 2027and shall thereafter no longer be exercisable or have any value whatever.

(e)          Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

(f)           Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

(g)          Issue Taxes. The issuance of certificates for shares of stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

(h)          Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly and validly issued, will be fully paid and nonassessable, will not violate any preemptive rights or rights of first refusal, will be free from restrictions on transfer other than restrictions on transfer imposed by applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Company’s Certificate of Incorporation, as amended; and the Warrant Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Holder through no action of the Company. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the right represented by this Warrant. The Company hereby covenants to maintain at all times while the Warrant is outstanding, reserved and authorized for issuance upon exercise of the Warrant, such number of Warrant Shares as equals 150% of the number of shares that such Warrant is exercisable for at any time and from time to time. The Company hereby further agrees to take all further acts, including, without limitation, providing written notification of the foregoing limitation to its transfer agent with instructions not to issue shares that would result in violation by the Company of the foregoing provision, as well as amending its charter or amending any filing with any exchange or quotation service in order to effectuate the foregoing.

2.     Adjustment Rights.

(a)          Right to Adjustment. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(i)        Merger. If at any time there shall be a merger, consolidation or any other transaction of the Company with another entity pursuant to which the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive a Warrant of the surviving entity with substantially equivalent terms as this Warrant, exercisable for the period specified herein. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

(ii)        Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

(b)            Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within 30 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment. Company further agrees, that in the event the Company enters into a merger, consolidation or any other transaction with another entity pursuant to which the Company is not the surviving corporation, to provide to the Holder a written notice no later than 10 days prior to the anticipated closing of such transaction.

3.     Transfer of Warrant. This Warrant and the rights represented hereby may be transferred by the Holder in whole or in part. In order to effect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit B hereto. The Company shall, upon receipt of a transfer notice and appropriate documentation, promptly register any Transfer on the Company’s Warrant Register.

4.     No Shareholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the shareholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such Holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

5.     Miscellaneous.

(a)           Governing Law. This Warrant will be construed in accordance with, and governed in all respects by, the laws of the State of Delaware, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.

(b)           Successors and Assigns. Subject to the restrictions on transfer described in Section 3, the rights and obligations of the Company and Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(c)           Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.

(d)           Notices. All notices and other communications required or permitted hereunder will be in writing and will be sent by electronic mail, telecopier or mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Holder, at the address indicated on the Company's books, or at such other address and telecopier number as Holder will have furnished to the Company in writing, or (b) if to the Company, at 400 South 4th Street, Suite 500-#390, Las Vegas, Nevada 89101, Attn: Chief Executive Officer, and via email to  [ ] or at such other electronic mail, address and telecopier number as the Company will have furnished to the Holder and each such other holder in writing.

Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given when delivered if delivered via electronic mail, personally or by messenger, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail addressed and mailed as aforesaid.

(e)           Severability. In case any provision of this Warrant will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

(f)            Lost Warrant. Upon receipt from the Holder of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement and an affidavit of lost warrant, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company, at the Company's expense, will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant carrying the same rights and obligations as the original Warrant. The Company will also pay the cost of all deliveries of the Warrant upon any exchange thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

High Roller Technologies, Inc.
a Delaware corporation

By:
Michael Cribari
Chief Executive Officer

EXHIBIT A

NOTICE OF CASH EXERCISE

TO:         ___________________________

1.       The undersigned hereby elects to purchase ____________ shares of Common Stock of High Roller Technologies, Inc., a Delaware corporation (the “Company”), pursuant to the terms of Warrant No. [   ] issued [            ],20__ to and in the name of [           ], a copy of which is attached hereto (the “Warrant”), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2.       Please issue a certificate or certificates representing said shares of ____________ Stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

3.       The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

Date:	NAME:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

EXHIBIT B

NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by Warrant No. _____ issued on [   ], 20__ to and in the name of __________________________, to purchase ________ shares of Common Stock of High Roller Technologies, Inc., a Delaware corporation (the “Company”), a copy of which is attached hereto (the “Warrant”), and appoints ______________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date:	Name.

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

(Address)

Signed in the presence of: